Exhibit 99.2

Wolfspeed Appoints Five Experienced Directors to its Board

New Board Appointments Have Strong Track Record of Operational Performance and High-Tech Expertise

DURHAM, N.C. September 29, 2025 — Wolfspeed, Inc. (NYSE: WOLF), a global leader in silicon carbide technologies, today announced that in connection with its emergence from the Chapter 11 process, it has appointed Anthony M. Abate, Mike Bokan, Eric Musser, Hong Q. Hou, and, pending certain regulatory approvals, Aris Bolisay, to its Board of Directors (the “Board”). Anthony M. Abate will succeed Tom Werner as Chairman of the Board. The new Board members will join current Board members, Mark Jensen and Paul Walsh, who will continue in their roles as directors.

“We are pleased to welcome these new members to our Board. They bring extensive semiconductor and industry knowledge, deep accounting and finance expertise, and experience guiding companies towards profitability. Their insight and leadership will be instrumental as we build on the current momentum underway, oversee the execution of Wolfspeed’s strategic priorities, and strengthen our position in the global silicon carbide market,” commented Wolfspeed CEO Robert Feurle.

Wolfspeed also today announced that in connection with these appointments Tom Werner, Glenda Dorchak, John Hodge, Darren Jackson, Duy-Loan Le, Stacy Smith, and Marvin Riley have stepped down from the Board.

Feurle concluded, “I would like to thank our former Board members for their service and dedication to Wolfspeed, particularly over the last few months as we have navigated our financial restructuring. Their leadership, input, and expertise have been vital throughout this process. We wish them all the best in their future endeavors.”

About Anthony M. Abate

Mr. Abate is an experienced board director, entrepreneur, and executive with more than four decades of leadership in technology, telecom, and consumer sectors.

Mr. Abate currently serves as chairperson of GTT Communications, a leading global Tier-1 IP network operator, Mitel, a business communications and collaboration service provider, and Tacora Resources, a specialty iron-ore mining company. Previously he served as chairperson & lead director of Southeastern Grocers, independent director and audit committee chair of Denbury, Inc (DEN), and independent director of TOPS (now Northeastern Grocers), Broadview Networks, Looking Glass Networks, and Cbeyond Communications.

Mr. Abate spent 16 years in operating roles, most recently as Chief Operating Officer and Chief Financial Officer of Echo360, Inc., a global SaaS education and corporate training platform (sold in 2021). Prior to his operating roles, he spent more than a decade as an investor at Battery Ventures and Whitney & Co, serving on the boards of several private equity-backed businesses and also served as a strategy consultant in the TMT sector for McKinsey & Co. Mr. Abate began his career as an U.S. Air Force officer developing advanced radar and analytics systems for stealth aircraft. He holds a BS in Electrical Engineering from Duke University and an MBA from Harvard Business School.

About Mike Bokan

Mr. Bokan has held a range of leadership roles at Micron Technology, Inc., a global leader in memory and storage solutions. He joined Micron in 1996 and held progressively senior roles including General Manager of the Crucial division, Director of Sales (2003), Senior Director of Sales (2007), Vice President of Worldwide OEM Sales (2008), Corporate Vice President of Worldwide Sales (2017) and then Senior Vice President of Worldwide Sales from 2018 until retiring in May 2025. Over the decades, he built and sustained deep relationships with OEM, hyperscale, and distribution partners, helping drive record-setting revenue for the company. He graduated with a bachelor’s degree in business administration from Colorado State University.

About Eric Musser

Mr. Musser recently completed a 39-year career with Corning Incorporated, serving in progressively responsible leadership positions culminating as President and Chief Operating Officer. In 2005, Mr. Musser was appointed General Manager of Corning Optical Fiber where he restored stability and growth to the business following the telecommunications industry downturn of the early-2000s. In 2007, Mr. Musser became General Manager, Corning Greater China, and President of Corning International. In 2014, he led multiple Corning Technologies & International businesses encompassing the automotive and life sciences businesses, and international business development. In 2020, Mr. Musser was appointed President and Chief Operating Officer, driving growth, performance and profitability. During this period, Mr. Musser also served on the U.S.-China Business Council Board of Directors. Prior to joining Corning, he served five years in the U.S. Army. He is a graduate of the U.S. Military Academy at West Point (B.S.) and George Washington University (M.S.).

About Hong Q. Hou

Dr. Hou has served as President and Chief Executive Officer of Semtech since June 2024 and as a member of the Semtech Board of Directors since July 2023. Dr. Hou is an accomplished multinational technology executive, recognized as a global enterprise leader with a strong technical and business transformation record in dynamic ultra-competitive markets. Dr. Hou most recently served as President of the Semiconductor Group at Brooks Automation, a leading provider of automated wafer handling and contamination control solutions for the semiconductor manufacturing industry. Prior to that, Dr. Hou was Corporate Vice President and General Manager of the cloud and edge networking group of Intel Corporation. Previously, Dr. Hou held executive leadership positions at Fabrinet, AXT and Emcore. He also held technical roles at Bell Laboratories and Sandia National Laboratories. Dr. Hou holds a Ph.D. in Electrical Engineering from the University of California at San Diego.

About Aris Bolisay

Mr. Bolisay currently serves as the Vice President of Finance at Renesas Electronics Corporation, a Tokyo-based global leader in advanced semiconductor solutions that designs, manufactures, and sells a wide range of products in the semiconductor space. Prior to his current position, Mr. Bolisay served in a senior role in the Accounting and Control Division of Renesas from March 2019 through June 2021. Mr. Bolisay additionally served as a Senior Director and Corporate Controller as well as a Director and Assistant Controller at Integrated Device Technology, Inc., a U.S.-based semiconductor company that was acquired by Renesas, between June 2014 and March 2019. Before transitioning to the semiconductor industry, Mr. Bolisay started his career at a Big 4 accounting firm where he developed a strong foundation in financial reporting, auditing and compliance. Mr. Bolisay holds a Bachelor of Science in Accountancy and Business Administration with a major in Accountancy from the University of the City of Manila.

Advisors

Latham & Watkins LLP and Hunton Andrews Kurth LLP are serving as legal counsel to Wolfspeed, Perella Weinberg Partners is serving as financial advisor to Wolfspeed and FTI Consulting is serving as restructuring advisor to Wolfspeed. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to the senior secured noteholders and Moelis & Company is serving as the senior secured noteholders’ financial advisor. Kirkland & Ellis LLP is serving as legal counsel to Renesas Electronics Corporation, PJT Partners is serving as its financial advisor, and BofA Securities is serving as its structuring advisor. Ropes & Gray LLP is serving as legal counsel to the convertible debtholders and Ducera Partners is serving as financial advisor to the convertible debtholders.

About Wolfspeed, Inc.

Wolfspeed (NYSE: WOLF) leads the market in the worldwide adoption of silicon carbide technologies that power the world’s most disruptive innovations. As the pioneers of silicon carbide, and creators of the most advanced semiconductor technology on earth, we are committed to powering a better world for everyone. Through silicon carbide material, Power Modules, Discrete Power Devices and Power Die Products targeted for various applications, we will bring you The Power to Make It Real.TM Learn more at www.wolfspeed.com.

Forward-Looking Statements:

This press release contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Wolfspeed’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including estimates, forecasts, and projections about possible or assumed future results of Wolfspeed’s business, financial condition, liquidity, results of operations, plans, and objectives and Wolfspeed’s industry and market growth. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. All statements in this press release that are not historical are forward-looking statements, including statements regarding the potential benefits of the transactions contemplated by Wolfspeed’s chapter 11 plan of reorganization (the “Plan”) and the potential effects of such transactions on Wolfspeed’s financial position, capital structure, outstanding debt, interest expense, profitability, and growth. Actual results could differ materially due to a number of factors, including but not limited to, risks and uncertainties associated with the emergence by the Wolfspeed from the voluntary petitions filed by Wolfspeed under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division; the effects of the Chapter 11 Cases and emergence therefrom on Wolfspeed and Wolfspeed’s relationship with its various stakeholders, including vendors and customers; Wolfspeed’s ability to develop and implement the transactions contemplated by the Plan; the potential adverse effects of the Chapter 11 Cases and emergence therefrom on Wolfspeed’s liquidity and results of operations; the timing or amount of recovery, if any, to Wolfspeed’s stakeholders; uncertainty regarding Wolfspeed’s ability to retain key personnel; the diversion of management’s attention as a result of the Chapter 11 Cases and emergence therefrom; increased administrative and legal costs related to the Chapter 11 Cases and emergence therefrom; changes in Wolfspeed’s ability to meet its financial obligations as a result of the Chapter 11 Cases and emergence therefrom and to maintain contracts that are critical to its operations; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that Wolfspeed may employ to address its liquidity and capital resources and achieve its stated goals; the actions and decisions of equity holders, creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases and the Company’s emergence therefrom; ongoing uncertainty in global economic and geopolitical conditions, such as the ongoing military conflict between Russia and Ukraine and the ongoing conflicts in the Middle East; changes in progress on infrastructure development or changes in customer or industrial demand that could negatively affect product demand, including as a result of an economic slowdown or recession, collectability of receivables and other related matters if consumers and businesses defer purchases or payments, or default on payments; risks associated with Wolfspeed’s expansion plans, including design and construction delays, cost overruns, the timing and amount of government incentives actually received, including, among other things, any direct grants and tax credits, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to Wolfspeed’s restructuring costs; Wolfspeed’s ability to obtain additional funding, including, among other things, from government funding, public or private equity offerings, or debt financings, on favorable terms and on a timely basis, if at all; Wolfspeed’s ability to take certain actions with respect to its capital and debt structure; the risk that Wolfspeed does not meet its production commitments to those customers who provide Wolfspeed with capacity reservation deposits or similar payments; the risk that Wolfspeed may experience production difficulties that preclude it from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; Wolfspeed’s ability to lower costs; the risk that Wolfspeed’s results will suffer if it is unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand or scaling back its manufacturing expenses or overhead costs quickly enough to correspond to lower than expected demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor’s products instead; product mix; risks associated with the ramp-up of production of Wolfspeed’s new products, and Wolfspeed’s entry into new business channels different from those in which it has historically operated; Wolfspeed’s ability to convert customer design-ins to design-wins and sales of significant volume, and, if customer design-in activity does result in such sales, when such sales will ultimately occur and what the amount of such sales will be; the risk that the markets for Wolfspeed’s products will not develop as it expects, including the adoption of Wolfspeed’s products by electric vehicle manufacturers and the overall adoption of electric vehicles; the risk that the economic and political uncertainty caused by the tariffs imposed or announced by the United States on imported goods, and corresponding tariffs and other retaliatory measures imposed by other countries (including China) in response, may continue to negatively impact demand for Wolfspeed’s products; the risk that Wolfspeed or its channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, including production and product mix, which can result in increased inventory and reduced orders as Wolfspeed experiences wide fluctuations in supply and demand; risks related to international sales and purchases; risks resulting from the concentration of Wolfspeed’s business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk that Wolfspeed’s investments may experience periods of significant market value and interest rate volatility causing it to recognize fair value losses on Wolfspeed’s investment; the risk posed by managing an increasingly complex supply chain (including managing the impacts of supply constraints in the semiconductor industry and meeting purchase commitments under take-or-pay arrangements with certain suppliers) that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to outbreaks of infectious diseases or similar public health events, including the risk of disruptions to Wolfspeed’s operations, supply chain, including its contract manufacturers, or customer demand; the risk Wolfspeed may be required to record a significant charge to earnings if its remaining goodwill or amortizable assets become impaired; risks relating to confidential information theft or misuse, including through cyber-attacks or cyber intrusion; Wolfspeed’s ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render Wolfspeed’s products obsolete; the potential lack of customer acceptance for Wolfspeed’s products; risks associated with ongoing litigation; the risk that customers do not maintain their favorable perception of Wolfspeed’s brand and products, resulting in lower demand for its products; the risk that Wolfspeed’s products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; the risk that Wolfspeed is not able to successfully execute or achieve the potential benefits of Wolfspeed’s efforts to enhance its value; the substantial doubt about Wolfspeed’s ability to continue as a going concern; and other factors discussed in Wolfspeed’s filings with the Securities and Exchange Commission (the “SEC”), including Wolfspeed’s report on Form 10-K for the fiscal year ended June 29, 2025, and subsequent reports filed with the SEC. These forward-looking statements represent Wolfspeed’s judgment as of the date of this press release. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Wolfspeed disclaims any intent or obligation to update any forward-looking statements after the date of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Investor Contact:

Wolfspeed Investor Relations

investorrelations@wolfspeed.com

Media Contact:

Rachel Chesley / Rose Temple

wolfspeedforward@fticonsulting.com

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